Related Parties	12 Months Ended
Mar. 31, 2019
Related Party Transactions [Abstract]
Related Parties

NOTE 15 RELATED PARITES

For the year ended December 31, 2017, the Company had the following related party transactions.

1)	On February 10, 2014, AIT signed a loan agreement with one of its stockholders for a total amount of $22. The loan bears an interest of 4% per annum.

2)	In 2016 and 2017, AIT entered into loan agreement with existing stockholders pursuant to which AIT received the amounts of $340 and $57 (the “Stockholder Loans”), respectively, which bears an interest rate of 16% per annum and shall be fully repaid in 12 months from the date each was funded. In the event of full payment of the stockholder loans at any time within 90 days of the funding, a minimum interest rate of 4% of the stockholder loans shall be paid along with the principal.

3)	For the year ended December 31, 2017, the Company recorded expenses regarding all aforesaid loans in the amount of approximately $13,000.

4)	On January 13, 2017, upon the closing of the reverse merger, the holdings of certain of the above stockholders were diluted, and they are no longer considered related parties as of December 31, 2017.

5)	In previous years, the Company entered into consultancy agreements with certain stockholders.

6)	Commencing December 2013, AIT issued the convertible notes for which aggregate consideration of $892,000 was received from related parties. The convertible notes bore an interest rate of 8% per annum compounded annually. Upon the closing of the merger, all of the outstanding convertible Notes were converted into 1,397,068 shares of common stock.